UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                            FORM 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          April 30, 1998



                       THE PITTSTON COMPANY

      (Exact name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of incorporation)




1000 Virginia Center Parkway
P.O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)


                          (804) 553-3600
       (Registrant's telephone number, including area code)
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     Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of Air Transport International LLC

               Based on final financial statements of Air
               Transport International LLC ("ATI") for its year ended December 31, 1997, the Registrant has determined that ATI is not a significant subsidiary, as defined by Regulation S-X, Rule 1-02(w). Accordingly, the Registrant is not required to file such statements with the Commission.

          (b)  Pro forma financial statements for BAX Global Inc.

               Based on final financial statements of ATI for its year ended December 31, 1997, the Registrant has determined that ATI is not a significant subsidiary, as defined by Regulation S-X, Rule 1-02(w). Accordingly, the Registrant is not required to file such pro forma financial statements with the Commission.


                          SIGNATURE

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PITTSTON COMPANY
                                       (Registrant)


                                   By /s/ Austin F. Reed
                                            Secretary

     Date: July 13, 1998